Exhibit 99.1

Bitcoin Depot Reports Second Quarter 2023 Financial Results

Record Revenue of $197.5 Million, Up 18% Year-over-Year

Net loss of $6.1 million, Down 249% Year-over-Year

Adjusted EBITDA (non-GAAP) of $19.8 Million, Up 54% Year-over-Year

Reiterates Full Year 2023 Guidance for Revenue and Adjusted EBITDA

ATLANTA – August 14, 2023 – Bitcoin Depot Inc. (“Bitcoin Depot” or the “Company”), a U.S.-based Bitcoin ATM operator and leading fintech company, today reported financial results for the second quarter ended June 30, 2023. Bitcoin Depot will host a conference call and webcast at 11:00 a.m. ET today. An earnings presentation and link to the webcast will be made available at ir.bitcoindepot.com.

“The second quarter proved to be another quarter full of milestones for Bitcoin Depot as we delivered record revenue,” said Brandon Mintz, CEO and Founder of Bitcoin Depot. “We recently completed our public listing and are in position to further strengthen our balance sheet as we seek to execute on our growth strategy. Over the last several months we’ve announced multiple partnerships with convenience store brands and expanded our BDCheckout program, and we look forward to increasing the number of our Bitcoin access points across North America. We’re excited about the numerous growth opportunities ahead and are well-positioned to support mass crypto adoption as the world’s leading Bitcoin ATM network.”

Second Quarter 2023 Financial Results

Revenue in the second quarter of 2023 was $197.5 million, up 18% from the second quarter of 2022.

Gross profit in the second quarter of 2023 was $25.9 million, up 87% from the second quarter of 2022. Gross profit margin in the second quarter of 2023 was 13% compared to 8% in the second quarter of 2022.

Total operating expenses were $20.5 million for the second quarter of 2023, compared to $12.0 million for the second quarter of 2022.

Net loss for the second quarter of 2023 was $6.1 million, compared to net income of $4.1 million, for the second quarter of 2022.

Adjusted EBITDA, a non-GAAP measure, in the second quarter of 2023 was $19.8 million, up 54% from the second quarter of 2022. Adjusted EBITDA margin in the second quarter of 2023 was 10% compared to 8% in the second quarter of 2022. Please see “Explanation and Reconciliation of Non-GAAP Financial Measures” below.

Recent Business Highlights

•

Completed software conversion to BitAccess across the Company’s full BTM fleet in February 2023. The completion of the conversion vertically integrates Bitcoin Depot’s hardware and software, eliminating previous annual software licensing fees. BitAccess has enabled Bitcoin Depot to build out its BDCheckout product and its other software and operational capabilities and has expanded its revenue streams into kiosk management software, which includes various compliance systems, transaction processing and cash management capabilities.

•	Closed its previously announced business combination with GSR II Meteora Acquisition Corp. on June 30th and subsequently began trading on the Nasdaq on July 3rd.

•

Announced multiple partnerships with convenience store brands with locations spanning across several states, including FastLane, Gas Express, High’s, Majors Management, Stinker Stores, GetGo® Café + Market, and Jacksons Food Store.

•	Expanded BDCheckout program into two additional states through an ongoing partnership with a leading global payments technology company.

Guidance

Based on current market conditions, Bitcoin Depot expects consolidated revenue in 2023 to range between $700 million and $730 million, an 8% to 13% improvement compared to $647 million in 2022. Bitcoin Depot expects Adjusted EBITDA (non-GAAP) in 2023 to range between $56 million and $59 million compared to 2022 when Bitcoin Depot generated net income of $3.5 million and Adjusted EBITDA of $41 million, representing a 37% to 44% year-over-year increase in Adjusted EBITDA. For important disclosures about Adjusted EBITDA, see “Explanation and Reconciliation of Non-GAAP Financial Measures” below.

Form 10-Q Update

The Company has determined it will be unable to file its Quarterly Report on Form 10-Q for the period ended June 30, 2023 (the “Quarterly Report”) by its original due date of August 14, 2023 as it requires additional time to finalize the Quarterly Report in light of the review of the financial statements following the Company’s recent business combination. The Company expects to file the Quarterly Report as soon as practicable and currently expects to do so within the extension period of 5 calendar days as provided by Rule 12b-25 under the Securities Exchange Act of 1934, as amended, and accordingly, plans to file a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission.

Conference Call

Bitcoin Depot will hold a conference call at 11:00 a.m., Eastern time (8:00 a.m. Pacific time), today to discuss its financial results for the second quarter ended June 30, 2023.

Call Date: Monday, August 14, 2023

Time: 11:00 a.m. Eastern time (8:00 a.m. Pacific time)

U.S. dial-in: 646-307-1963

International dial-in: 800-715-9871

Conference ID: 6103325

The conference call will broadcast live and be available for replay here following the call.

Please call the conference telephone number approximately 10 minutes before the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Bitcoin Depot’s investor relations team at 1-949-574-3860.

A replay of the call will be available beginning after 3:00 p.m., Eastern time on August 14, 2023 through August 21, 2023.

U.S. replay number: 609-800-9909

International replay number: 800-770-2030

Conference ID: 6103325

About Bitcoin Depot

Bitcoin Depot Inc. (Nasdaq: BTM) was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into Bitcoin, which users can deploy in the payments, spending and investing space. Users can convert cash to Bitcoin at Bitcoin Depot’s kiosks and at thousands of name-brand retail locations through its BDCheckout product. The Company has the largest market share in North America with approximately 6,400 kiosk locations as of June 30, 2023. Learn more at www.bitcoindepot.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release and any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Forward-looking statements are any statements other than statements of historical fact, and include, but are not limited to, statements regarding the expectations of plans, business strategies, objectives and growth and anticipated financial and operational performance, including our growth strategy and ability to increase deployment of our products and services, our ability to strengthen our financial profile, worldwide growth in the adoption and use of cryptocurrencies, and our guidance regarding our generation of revenue and Adjusted EBITDA for 2023. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events. Forward-looking statements are often identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. In making these statements, we rely upon assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination; risks relating to the uncertainty of our projected financial information; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; our ability to manage future growth; our ability to develop new products and services, bring them to market in a timely manner and make enhancements to our platform; the effects of competition on our future business; our ability to issue equity or equity-linked securities; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in filings with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change.

We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

BITCOIN DEPOT INC.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

(in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$197,474	$167,867	$361,077	$322,391
Cost of revenue (excluding depreciation and amortization)	167,242	149,213	308,543	290,482
Operating expenses:
Selling, general, and administrative	16,168	7,241	27,003	14,930
Depreciation and amortization	4,358	4,802	7,154	9,602

Total operating expenses	20,526	12,043	34,157	24,532

Income from operations	9,706	6,611	18,377	7,376

Other income (expense):
Interest expense	(4,969)	(2,947)	(7,917)	(6,044)
Other income (expense)	(10,797)	(89)	(10,912)	13
(Loss) gain on foreign currency transactions	(62)	643	(211)	(189)

Total other income (expense)	(15,828)	(2,393)	(19,040)	(6,220)

Income (loss) before provision for income taxes and noncontrolling interest	(6,122)	4,218	(663)	1,156
Income tax (expense) benefit	9	(80)	631	(392)

Net income (loss)	(6,113)	4,137	(32)	764
Net income (loss) attributable to Legacy Lux Vending, LLC unit holders	5,288	4,183	11,578	870
Net income (loss) attributable to noncontrolling interest in subsidiary	77	46	(132)	106
Net income (loss) attributable to Bitcoin Depot Inc.	(11,478)	—	(11,478)	—
Other comprehensive income (loss), net of tax
Net income (loss)	(6,113)	4,137	(32)	764
Foreign currency translation adjustments	(21)	(222)	(21)	(234)

Total comprehensive income (loss)	(6,134)	3,915	(53)	530

Comprehensive income (loss) attributable to Legacy Lux Vending unit holders	5,267	3,961	11,557	637
Comprehensive income (loss) attributable to noncontrolling interest in subsidiary	77	46	(132)	106

Comprehensive income (loss) attributable to Bitcoin Depot Inc.	$(11,478)	$—	$(11,478)	$—

Net income (loss) attributable to Bitcoin Depot Inc.	$(11,478)		$(11,478)

Earnings (loss) per share basic and diluted	$(0.69)		$(0.69)

Weighted average shares basic and diluted	16,658,691		16,658,691

BITCOIN DEPOT INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	June 30, 2023	December 31, 2022
	(unaudited)
Assets
Current:
Cash and cash equivalents	$27,415	$37,540
Cryptocurrencies	811	540
Accounts receivable, net	1,133	263
Prepaid expenses and other current assets	3,336	2,015

Total current assets	32,695	40,358
Property and equipment:
Furniture and fixtures	618	618
Leasehold improvements	172	172
Kiosk machines - owned	14,932	15,234
Kiosk machines - leased	33,355	36,591
Vehicles	35	17

	49,111	52,631
Less: accumulated depreciation	(19,102)	(13,976)

Total property and equipment, net	30,010	38,655
Intangible assets, net	4,600	5,351
Goodwill	8,717	8,717
Operating lease right-of-use assets, net	253	302
Security deposits	17	17
Deferred tax asset	773	—

Total other non-current assets	14,360	14,388

Total assets	$77,065	$93,401

Liabilities and Stockholders’ equity
Current:
Accounts payable	$10,852	$8,119
Accrued expenses	24,127	11,309
Notes payable	1,868	8,050
Income taxes payable	1,112	647
Deferred revenue	23	19
Operating lease liabilities, current portion	232	228
Current installments of obligations under finance leases	13,125	18,437
Derivative liabilities	6	—
Other tax payable	795	—

Total current liabilities	52,140	46,809
Long-term liabilities
Notes payable, non-current	16,614	29,522
Operating lease liabilities, non-current	162	247
Obligations under finance leases, non-current	4,037	6,140
Deferred income tax, net	390	1,239
Tax receivable agreement liability	754	—

Total long-term liabilities	21,957	37,148

Total Liabilities	74,097	83,957

Commitments and Contingencies (Note 18)
Stockholders’ Equity and Member’s Equity
Series A preferred stock, $0.0001 par value; 50,000,000 authorized, 4,300,000 shares issued and outstanding at June 30, 2023	—	—
Class A common stock, $0.0001 par value; 800,000,000 authorized, 12,358,691 shares issued and outstanding at June 30, 2023	1	—
Class B common stock, $0.0001 par value; 20,000,000 authorized, no shares issued and outstanding at June 30, 2023	—	—
Class E common stock, $0.0001 par value; 2,250,000 authorized, 1,075,761 shares issued and outstanding at June 30, 2023	—	—
Class M common stock, $0.0001 par value; 300,000,000 authorized, no shares issued and outstanding at June 30, 2023	—	—
Class O common stock, $0.0001 par value; 800,000,000 authorized, no shares issued and outstanding at June 30, 2023	—	—
Class V common stock, $0.0001 par value; 300,000,000 authorized, 44,100,000 shares issued and outstanding at June 30, 2023	4	—
Stock subscription receivable	(5,613)	—
Additional paid-in capital	15,504	—
Retained earnings (accumulated deficit)	(17,743)	—
Equity attributed to Legacy Lux Vending	—	7,396
Accumulated other comprehensive loss	(203)	(182)

Total Stockholders’ Equity and Equity Attributable to Lux Vending, LLC	(8,050)	7,214

Equity attributable to noncontrolling interests	11,018	2,230

Total Stockholders’ Equity and Member’s Equity	2,968	9,444

Total Liabilities and Stockholders’ Equity and Member’s Equity	$77,065	$93,401

Explanation and Reconciliation of Non-GAAP Financial Measures

Bitcoin Depot reports its financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This press release includes both historical and projected Adjusted EBITDA, and certain ratios and other metrics derived therefrom such as Adjusted EBITDA margin, which are not prepared in accordance with GAAP.

Bitcoin Depot defines Adjusted EBITDA as net income before interest expense, income tax expense, depreciation and amortization, non-recurring expenses and miscellaneous cost adjustments. Such items are excluded from Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items is unpredictable, not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. Bitcoin Depot believes Adjusted EBITDA provides useful information to investors and others in understanding and evaluating Bitcoin Depot’s results of operations, as well as provides a useful measure for period-to-period comparisons of Bitcoin Depot’s business performance. Adjusted EBITDA is a key measurement used internally by management to make operating decisions, including those related to operating expenses, evaluate performance and perform strategic and financial planning. However, you should be aware that Adjusted

EBITDA is not a measure of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Bitcoin Depot’s financial results, and further, that Bitcoin Depot may incur future expenses similar to those excluded when calculating these measures. Bitcoin Depot primarily relies on GAAP results and uses Adjusted EBITDA on a supplemental basis. Adjusted EBITDA should not be considered in isolation from, or as an alternative to, net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP and may not be indicative of Bitcoin Depot’s historical or future operating results. Bitcoin Depot’s computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies because not all companies calculate this measure in the same fashion. As such, undue reliance should not be placed on such measures.

Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from the projections of Adjusted EBITDA, together with some of the excluded information not being ascertainable or accessible, Bitcoin Depot is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

BITCOIN DEPOT INC.

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net (loss) income	$(6,113)	$4,137	$(32)	$764
Adjustments:
Interest expense	4,969	2,947	7,917	6,044
Income tax expense (benefit)	(9)	80	(631)	392
Depreciation and amortization	4,358	4,802	7,154	9,602
Expenses related to the PIPE transaction (1)	9,597	—	9,597	—
Non-recurring expenses (2)	2,745	903	5,174	1,389
Special bonus (3)	3,915	—	3,915	—
Expenses associated with the termination of the Phantom Equity Participation Plan	350	—	350	—

Adjusted EBITDA	$19,812	$12,869	$33,444	$18,191

(1)	Amount includes the recognition of a non-cash expenses of approximately $9.0 million related to the PIPE financing.
(2)	Comprised of non-recurring professional service expenses.
(3)	Amount includes (a) Transaction bonus and related taxes to employees of approximately $2.3 million and (b) Founder Transaction bonus of approximately $1.6 million

BITCOIN DEPOT INC.

RECONCILATION OF REVENUE TO ADJUSTED GROSS PROFIT

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$197,474	$167,867	$361,077	$322,391
Cost of revenue	167,242	149,213	308,543	290,482
Depreciation and amortization	$(4,358)	$(4,802)	$(7,154)	$(9,602)

Gross Profit	25,874	13,852	45,380	22,307
Adjustments
Depreciation and amortization	$4,358	$4,802	$7,154	$9,602
Adjusted Gross profit	30,232	18,654	52,534	31,909
Gross Profit margin (1)	13.1%	8.3%	12.6%	6.9%
Adjusted Profit margin (1)	15.3%	11.1%	14.5%	9.9%

(1)	Calculated as a percentage of revenue

Contacts:

Investors

Cody Slach, Alex Kovtun

Gateway Group, Inc.

949-574-3860

BTM@gateway-grp.com

Media

Zach Kadletz, Brenlyn Motlagh, Ryan Deloney

Gateway Group, Inc.

949-574-3860

BTM@gateway-grp.com